SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
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Equitex, Inc.

(Name of Registrant as Specified in its Charter)

Paul D. Chestovich, Esq.
Maslon Edelman Borman & Brand, LLP
3300 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402-4140 (U.S.A)
Phone: 612.672.8305
Facsimile: 612.642.8305
(Name of Person(s) Filing Proxy Statement)

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[ ] Fee previously paid with preliminary materials

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Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid
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Equitex, Inc.
7315 East Peakview Avenue
Englewood, Colorado 80111

____________________________________________________________________________________________

Notice of Annual Meeting of Stockholders
To Be Held on December 26, 2005
____________________________________________________________________________________________

November 29, 2005
To the Stockholders of Equitex, Inc.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Equitex, Inc., a Delaware corporation, will be held at the company’s offices at 319 Clematis Street, Suite 803, West Palm Beach, Florida 33401, on December 26, 2005, at 9:00 a.m. Eastern Standard Time, to consider and take action on the following matters:

1.	The election of five directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified.

2.	The approval of the Equitex, Inc. 2005 Stock Option Plan.

3.	The ratification of the appointment of GHP Horwath, P.C. as the company’s independent registered public accounting firm for the year ending December 31, 2005.

4.	Such other business as may properly come before the Annual Meeting, or any adjournments thereof.

Stockholders holding shares of common stock of record at the close of business on November 3, 2005, will be entitled to receive notice of and vote at the Annual Meeting.

Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in this proxy statement.

By Order of the Board of Directors:

/s/ Thomas B. Olson

Thomas B. Olson
Secretary

You are urged to date, sign and promptly return your proxy so that your shares may be voted in accordance with your wishes. The giving of such proxy does not affect your right to vote in person if you attend the Annual Meeting.

Your vote is important.

Equitex, Inc.
7315 East Peakview Avenue
Englewood, Colorado 80111
____________________________________________________________________________________________

Proxy Statement
Annual Meeting of Stockholders
December 26, 2005
____________________________________________________________________________________________

To our Stockholders:

This proxy statement is furnished to stockholders of Equitex, Inc. (“Equitex” or the “Company”), a Delaware corporation, in connection with the solicitation of proxies by and on behalf of Equitex’s board of directors for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 26, 2005, at the Company’s offices at 319 Clematis Street, Suite 803, West Palm Beach, Florida 33401, at the time and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement, the accompanying proxy card and the Notice of Annual Meeting, hereinafter collectively referred to as the “proxy materials,” will be first sent to our stockholders on or about November 29, 2005.

General Information About the Annual Meeting and Voting

Your vote is very important. For this reason, the board of directors of Equitex is soliciting your proxy to vote your shares of common stock at the Annual Meeting, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying notice of annual meeting and any business properly brought before the Annual Meeting.

Why am I receiving these materials?

Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. This proxy statement is being sent to all stockholders of record as of the close of business on November 3, 2005 in connection with the solicitation of proxies on behalf of the board of directors for use at the Annual Meeting. We intend to mail this proxy statement and accompanying proxy card on or about November 29, 2005 to all stockholders entitled to vote at the Annual Meeting.

Who is eligible to vote?

As of the close of business on November 3, 2005, Equitex had outstanding 7,640,450 shares of common stock, $0.01 par value per share. Each share of common stock outstanding on the record date is entitled to one vote on each matter presented at the Annual Meeting. Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the stockholders. As to any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof, said shares will not be counted as voting on a particular matter, but will nonetheless be counted in determining the presence of a quorum.

How do I vote?

There are four ways to vote by proxy, depending on whom you received this proxy statement from:

(1)	by mail;
(2)	by telephone;
(3)	via the internet; or
(4)	in person at the Annual Meeting.

Information on which of these methods you are eligible to use is contained on the proxy information you received with this proxy statement. If you choose to vote by mail, mark your proxy card enclosed with the proxy statement, date and sign it, and mail it in the postage-paid envelope. If you are eligible to vote by telephone or via the internet, please do not return a signed proxy card. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote in person at the meeting, you must obtain a legal proxy issued in your name from such broker, bank or other nominee.

What is a proxy?

Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

How do I specify how I want my shares voted?

If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the board of directors in the proxy statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the board of directors on that proposal. That recommendation is shown for each proposal on the proxy card, and is discussed below.

If you are a beneficial stockholder (i.e., you hold your shares in so-called “street name”), you have the right to direct your broker or nominee on how to vote the shares. You should complete a Voting Instruction Card which your broker or nominee is obligated to provide you. If you wish to vote in person at the Annual Meeting, you must first obtain from the record holder a proxy issued in your name.

What are the recommendations of the board of directors?

For the reasons set forth in more detail later in the proxy statement, our board of directors recommends that you vote FOR:

•	The election of five directors

•	The approval of our 2005 Stock Option Plan

•	The ratification of our appointment of GHP Horwath, P.C. as our independent registered public accounting firm for year ended December 31, 2005

While the board of directors knows of no other matters to be presented at the Annual Meeting, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

Can I revoke a proxy?

A stockholder who gives a proxy may revoke it at any time before it is voted by giving notice of the revocation thereof to the secretary of Equitex, by filing another proxy with the secretary or by attending the Annual Meeting and voting in person. All properly executed and unrevoked proxies delivered pursuant to this solicitation, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

What is a quorum?

In order to carry on the business of the Annual Meeting, we must have a quorum. In accordance with Equitex’s bylaws, the presence, in person or by proxy, of holders of one-third of the shares of common stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted as present at the meeting for determining whether we have a quorum. A broker non-vote occurs when a broker returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

How many votes are needed to have the proposals pass?

In order for the proposals to pass, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required. Only proxies and ballots indicating votes “FOR,”“AGAINST” or “ABSTAIN” on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote. Broker non-votes will have no effect on the result of the vote although they will count toward the presence of a quorum. Abstentions as to the proposal will have the same effect as votes against a proposal.

How are the votes counted?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate affirmative and negative votes and abstentions. Any information that identifies a stockholder or the particular vote of a stockholder is kept confidential.

What is the “householding” of materials?

Some banks, brokers and other nominee record holders may be “householding” our proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, 7315 East Peakview Avenue, Englewood, Colorado 80111, Attn: Secretary, telephone: (303) 796-8940. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Who pays the cost of proxy solicitation?

Equitex will bear the cost of soliciting proxies in connection with the Annual Meeting. In addition to solicitation by mail, Equitex will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of Equitex’s common stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.

Security Ownership of Principal Stockholders and Management

Set forth below is certain information as of November 3, 2005, with respect to ownership of Equitex’s common stock held of record or beneficially by (i) Equitex’s “named executive officers” as such term is defined under Item 4.02(a) of Regulation S-K, (ii) each director of Equitex, (iii) each person who owns beneficially more than five percent of Equitex’s outstanding common stock; and (iv) all directors and executive officers as a group. Unless otherwise noted, each beneficial owner’s address is 7315 E. Peakview Avenue, Englewood, CO 80111:

Name and Address of Beneficial Owner	Shares of Common Stock Owned (1)	Shares of Common Stock Underlying Options (1)	Shares of Common Stock Underlying Warrants (1)	Total	Percentage of Common Stock Owned
Henry Fong	171,322 (2)	129,667 (3)	0	300,989 (2)(3)	3.87%
Russell L. Casement 1355 S. Colorado Blvd, Ste 320 Denver, CO 80222	24,466 (4)	41,667 (5)	0	66,133 (4)(5)	0.86%
Aaron A. Grunfeld 10390 Santa Monica Blvd, 4th Fl Los Angeles, CA 90025	5,450	41,667 (6)	0	47,117 (6)	0.61%
Michael S. Casazza 4647 National Western Dr Denver, CO 80216	55,700	20,833 (7)	0	76,533 (7)	0.99%
Joseph W. Hovorka	1,779	0	80	1,859	0.02%
Thomas Olson	0	35,833 (8)	0	35,833 (8)	0.46%
Daniel Bishop (9)	1,021,268	0	46,667	1,067,935	13.89%
All officers and directors as a group (six persons)	258,717	269,667	46,747	528,464	6.68%
_______________

(1)
Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of the record rate are deemed outstanding for computing the beneficial ownership percentage of the person holding such options or warrants but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Includes shares owned by a corporation of which Mr. Fong is an officer and director and a partnership of which Mr. Fong is a partner.
(3)	Includes 129,667 shares underlying options granted under our 2003 Stock Option Plan.
(4)	Includes 16,000 shares owned by a profit sharing plan of which Mr. Casement is a beneficiary.
(5)	Includes 41,667 shares underlying options granted under our 2003 Stock Option Plan.
(6)	Includes 41,667 shares underlying options granted under our 2003 Stock Option Plan.
(7)	Includes 20,833 shares underlying options granted under our 2003 Stock Option Plan.
(8)	Includes 35,833 shares underlying options granted under our 2003 Stock Option Plan.
(9)	Based on Schedule 13D/A filed with the SEC on October 31, 2003.

Proposal 1

Election of Directors

The following five persons are nominated to serve as directors of Equitex until the next annual meeting of the stockholders and the election and qualification of their successors:

•	Henry Fong
•	Russell L. Casement
•	Aaron A. Grunfeld
•	Michael S. Casazza, and
•	Joseph W. Hovorka.

If elected, these five directors will constitute the entire board of directors of Equitex. The persons named in the proxy intend to vote for Messrs. Fong, Casement, Casazza, Grunfeld and Hovorka, all of whom have been recommended for election by the board of directors, unless a stockholder withholds authority to vote for any or all of such nominees. If any nominee is unable to serve or, for good cause, will not serve, the persons named in the proxy reserve the right to substitute another person of their choice as nominee in his place. Each of the nominees has agreed to serve, if elected.

Vote Required

The affirmative vote of the majority of the outstanding shares present in person or represented by proxy will be required to elect each of the foregoing director-nominees to our board of directors, provided that a quorum is present at the beginning of the Annual Meeting. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR all of the above-indicated nominees. In the event any one or more of such nominees should for any reason be unable to serve as a director, it is intended that the enclosed proxy will be voted for such person or persons as may be selected in accordance with the best judgment of the proxy holders named therein. The board of directors knows of no reason to anticipate that any of the nominees named herein will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FIVE DIRECTOR-NOMINEES.

Information About Directors and Officers

The names and ages of the Company’s director-nominees and certain executive officers, and their principal occupations and other pertinent biographical information are set forth below, based upon information furnished to the Company by such persons.

Director-Nominees

Henry Fong, age 70, has been the president, treasurer and a director of Equitex since its inception. Mr. Fong became a director of FastFunds Financial Corporation in June 2004. Mr. Fong has been president and a director of Equitex 2000, Inc. since its inception in 2001. Mr. Fong has been president and a director of Torpedo Sports USA, Inc. since March 2002. Torpedo Sports USA, Inc. is a publicly traded manufacturer and distributor of recreational equipment. From December 2000 to January 2002, Mr. Fong was a director of Popmail.com, Inc., a publicly traded internet marketing company. Since May 2004, Mr. Fong has been president, chief executive officer and a director of Inhibiton Therapeutics, Inc., a publicly traded researcher of alternative cancer therapies. From 1959 to 1982 Mr. Fong served in various accounting, finance and budgeting positions with the Department of the Air Force. From 1972 to 1981 he was assigned to senior supervisory positions at the Department of the Air Force headquarters in the Pentagon. In 1978, he was selected to participate in the Federal Executive Development Program, and in 1981 he was appointed to the Senior Executive Service. In 1970 and 1971, he attended the Woodrow Wilson School, Princeton University and was a Princeton Fellow in Public Affairs. Mr. Fong received the Air Force Meritorious Civilian Service Award in 1982. Mr. Fong has passed the uniform certified public accountant exam. In March 1994, Mr. Fong was one of 12 chief executive officers selected as Silver Award winners in FINANCIAL WORLD magazine’s corporate American “Dream Team.”

Russell L. Casement, age 61, has been a director of Equitex since February 1989. Dr. Casement has been a director of Equitex 2000, Inc. since its inception in 2001. Since 1969, Dr. Casement has been the president of his own private dental practice, Russell Casement, D.D.S., P.C., in Denver, Colorado. Dr. Casement earned a Doctor of Dental Science degree from Northwestern University in 1967. Dr. Casement is a member of the American Dental Association, the Colorado Dental Association and the Metro Denver Dental Association.

Aaron A. Grunfeld, age 58, has been a director of Equitex since November 1991. Mr. Grunfeld has been a director of Equitex 2000, Inc. since its inception in 2001. Mr. Grunfeld has been engaged in the practice of law since 1971 and has been of counsel to the firm of Resch Polster Alpert & Berger, LLP, Los Angeles, California since November 1995. From April 1990 to November 1995, Mr. Grunfeld was a member of the firm of Spensley Horn Jubas & Lubitz, Los Angeles, California. Mr. Grunfeld received an A.B. in Political Science from UCLA in 1968 and a J.D. from Columbia University in 1971. He is a member of the California State Bar.

Michael S. Casazza, age 55, became a director of Equitex in February 2004. From 1998 to the present, Mr. Casazza has been chairman of the board and president of A&M Trucking, Inc., a privately held trucking company based in Denver, Colorado. In July 2005, Mr. Casazza was named acting chief executive officer of FastFunds Financial Corporation. From 1993 to 1997, and from 1990 to 1996, Mr. Casazza was president and chief executive officer of California Pro Sports, Inc. and MacGregor Sports and Fitness, respectively, both publicly held manufacturers of sporting goods equipment. Prior to 1990, Mr. Casazza also held senior executive level positions with Dunlop Sports Corporation and Wilson Sporting Goods. Mr. Casazza received his Bachelors Degree in Business Administration from St. Bonaventure University in 1972.

Joseph W. Hovorka, age 75, was a director of Equitex from June 2001 to March 2003. From September 1987 to February 2000, Mr. Hovorka was a director, and from February 1990 to February 2000 was president, chief executive officer, chief financial officer, and treasurer of Immune Response, Inc., a publicly held company which merged with Opticon Medical, Inc. in February 2000. From 1989 to 1993, Mr. Hovorka served as president, chief operating officer, and treasurer and was a director of Williams Controls, Inc., a publicly held manufacturer of pneumatic, electronic and hydraulic controls for trucks, buses, mining, construction and refuse collection vehicles. Mr. Hovorka also served as president and was a director of Enercorp, Inc., a publicly held investment company from July 1986 until June 1993. Mr. Hovorka had been engaged in commercial and business banking for over thirty years.

The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which any person has been selected as a director or nominee. There is no family relationship between any of the directors or executive officers of the Company.

Executive Officers Who Are Not Directors

Thomas B. Olson, age 39, has been secretary of Equitex since January 1988, secretary of FastFunds Financial Corporation since June 2004 and has been a director of Chex Services, Inc. (formerly a wholly owned subsidiary of the Company, and now a wholly owned subsidiary of FastFunds Financial Corporation) since May 2002. Since March 2002, Mr. Olson has been the secretary of Torpedo Sports USA, Inc., a publicly traded manufacturer and distributor of recreational equipment. Mr. Olson has been secretary of Equitex 2000, Inc. since its inception in 2001. Since September 2004, Mr. Olson has been secretary and treasurer of Inhibiton Therapeutics, Inc., a publicly traded researcher of alternative cancer therapies. From August 2002 to July 2004, Mr. Olson was the secretary of El Capitan Precious Metals, Inc., a publicly traded company with ownership interest in a mining property. Mr. Olson has attended Arizona State University and the University of Colorado at Denver.

Board of Directors and Committees

The Company’s board of directors is currently comprised of four individuals, each of whom is identified above. The Company currently has two and, assuming election of all five board nominees, will have three “independent directors” as such term is defined in Section 4200(a)(15) of National Association of Securities Dealers’ listing standards. During the fiscal year ended December 31, 2004, Equitex’s board of directors met seven times, and took unanimous formal action in writing on six separate occasions. Each member of the board of directors attended at least 75% of the aggregate number of meetings of the board of directors and the committees of the board on which he served. The Company expects its directors to attend the annual meetings of Equitex stockholders, if possible. The board of directors has an audit committee, a compensation committee and a nominating committee.

The audit committee of the board of directors presently consists of three directors: Michael S. Casazza, Aaron A. Grunfeld and Russell L. Casement. Assuming Joseph W. Hovorka’s nomination is approved by our stockholders, Michael Casazza will immediately resign his position as a member of the audit committee and Mr. Hovorka will be appointed to serve as chairman of our audit committee. The board of directors has determined that each of the audit committee members is able to read and understand fundamental financial statements. Moreover, the board of directors has determined that at least one member of the audit committee, Mr. Casazza, currently qualifies as an “audit committee financial expert” as that term is defined in Item 401(h)(2) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. Mr. Casazza’s relevant experience includes his experience as a chief executive officer with financial oversight responsibilities of two publicly traded companies. The board of directors has further determined that Mr. Joseph W. Hovorka will qualify as an “audit committee financial expert” upon his appointment to the audit committee. Mr. Hovorka’s relevant experience includes his extensive experience as President, Chief Executive Officer or Treasurer of more than one publicly traded company. The board of directors has determined that all of the members of the audit committee will qualify as “independent directors,” as such term is defined in Section 4200(a)(15) of National Association of Securities Dealers’ listing standards. Mr. Casazza will resign from his membership on the audit committee effective upon the appointment of Mr. Hovorka, given Mr. Casazza’s appointment as the Chief Executive Officer of FastFunds Financial Corporation rendered him no longer “independent” under the referenced listing standards.

The audit committee met six times during the year ended December 31, 2004. The Report of the Audit Committee is set forth below. The board of directors has adopted a written charter for the audit committee, a copy of which was filed as Exhibit A to the Company’s proxy statement for its 2003 annual stockholders meeting, as filed with the SEC on December 1, 2003 (File No. 000-12374). The audit committee reviews and approves the scope of the annual audit undertaken by Equitex’s independent registered public accounting firm and meets with them as necessary to review the progress and results of their work as well as any recommendations they may make. The audit committee also reviews the fees of the independent registered public accounting firm and recommends to the board of directors the appointment of an independent registered public accounting firm. In connection with the internal accounting controls of Equitex, the audit committee reviews internal control and reporting systems in conjunction with management and the independent registered public accounting firm.

The compensation committee of the board of directors consists of two non-employee directors: Aaron A. Grunfeld (chair) and Russell L. Casement. The compensation committee, which did not meet during the fiscal year ended December 31, 2004 but took unanimous formal action in writing once, grants stock options and other incentive-compensation awards, reviews salary levels, bonuses and other matters and makes recommendations to the full board of directors in connection therewith. The report of the compensation committee appears below. The board of directors has not adopted a written charter for the compensation committee.

Audit Committee Report

The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61, as may be modified or supplemented. We have received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accounting firm such firm’s independence. The audit committee has reviewed and discussed the financial information for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, as well as the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 with management of Equitex. In accordance with its charter, the audit committee reviewed and discussed the audited financial statements for the year ended December 31, 2004 with management of the Company. The audit committee recommended to the board of directors that the audited financial statements be included in Equitex’s annual report on Form 10-K for the year ended December 31, 2004.

Russell L. Casement
Aaron A. Grunfeld
Michael S. Casazza

Nomination of Directors

The nominating committee of the board of directors consists of three non-employee directors: Russell L. Casement, Aaron A. Grunfeld and Michael S. Casazza. The nominating committee operates under a charter for the purposes of considering director-nominees, a copy of which was provided as Exhibit 2 to the Company’s proxy statement for its 2004 annual stockholders meeting, as filed with the SEC on November 30, 2004 (File No. 000-12374). In considering director-nominees, the committee recruits and considers candidates without regard to race, color, religion, sex, ancestry, national origin or disability. Generally, the committee will consider each candidate’s business and industry experience, his or her ability to act on behalf of stockholders, overall board diversity, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating director-nominees. Typically, the candidate will meet with one or more members of the committee ands at least a majority of the directors serving on the board of directors, including the Company’s president. The committee will also consider a candidate’s personal attributes, including without limitation personal integrity, loyalty to the Company and concern for its success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital role in the Company’s good corporate citizenship and image, time available for meetings and consultation on Company matters, and willingness to assume broad, fiduciary responsibility.

Stockholders may recommend to the nominating committee of the board of directors candidates to be considered for election at the Company’s annual stockholder meeting. In order to make such a recommendation, a stockholder must submit the recommendation in writing to the board of directors, in care of the Company’s secretary, at the Company’s headquarters address, on or prior to March 31, 2006. For more information regarding stockholder proposals and their timeliness, see “Stockholder Proposals” below. To enable the board of directors to evaluate the candidate’s qualifications, stockholder recommendations must include the following information:

•	the name and address of the nominating stockholder and the director candidate

•	a representation that the nominating stockholder is a holder of record of the Company’s capital stock entitled to vote at the current year’s annual meeting

•
a description of any arrangements or understandings between the nominating stockholder and the director candidate(s) being recommended, pursuant to which the nomination(s) are to be made by the stockholder

•	a resume detailing the educational, professional and other information necessary to determine if the nominee is qualified to serve as a Company director

•
such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the board of directors, and

•	the consent of each nominee to serve as a director of the Company, if elected.

Ability of Stockholders to Communicate with the Board of Directors

The board of directors has established means for the Company’s stockholders and others to communicate with the board of directors. If a stockholder wishes to address a matter regarding the Company’s financial statements, accounting practices or internal controls, the concern should be submitted by letter or other writing addressed to the chair of the audit committee, in care of the Company’s secretary, at the Company’s headquarters address. If the matter relates to the Company’s governance practices, business ethics or corporate conduct, the matter should be submitted by letter or other writing to the chair of the full board of directors, in care of the Company’s secretary, at the Company’s headquarters address. If a stockholder otherwise is unsure where to direct a communication, the stockholder may send a letter or other writing to the chair of the board of directors, or to any one of the Company’s independent directors, in care of the Company’s secretary, at the Company’s headquarters address. All stockholder communications will be forwarded by the secretary to the addressee.

Compensation of Directors and Officers

Compensation Committee Report

In January 1998, the compensation committee of our board of directors retained an independent consultant to review our president’s compensation. The compensation committee directed the consultant to review both the salary and bonus structure. The independent consultant analyzed the compensation structure and compared it to the compensation structures of companies similar to us. The consultant recommended no change in the president’s salary but did recommend an annual bonus plan equaling 1% of our total assets combined with 5% of the increase in the market value of our common stock not held by our president. The bonus was calculated and paid quarterly from January 1 to December 31 of any fiscal year based on a formula provided by the consultant. The compensation committee felt this compensation arrangement, tied primarily to the market performance of our common stock while including incentives for increases in assets, was the most equitable method for compensating the president. This provided a quantitative measure on which to reward the president’s performance, by directly emphasizing market performance, which correlates directly with the expectations and goals of us and our stockholders.

This plan was in place until June 30, 2001. At that time, our president approached the compensation committee and voluntarily proposed an end to the bonus portion of his compensation in connection with the acquisition of Key Financial Systems and Nova Financial Systems. The compensation committee agreed and thereafter beginning July 1, 2001, our president received an annual salary of $183,013 and no bonus through the year ended December 31, 2002.

During 2003, the compensation committee reviewed our president’s salary, which had not been adjusted since 1991. The compensation committee determined his salary should be increased to reflect the approximate annual increase in the consumer price index for the previous five years. This amounted to an increase of approximately 15% to $210,000. In reviewing Mr. Fong’s compensation, the compensation committee also determined it was in the best interest of the Company to give him additional incentive to maximize the Company’s performance. The compensation committee determined the bonus plan based solely on the increase in market value of our common stock recommended by the independent consultant in 1998 still presented a viable way to reward our president’s performance by tying his bonus to the goals of our stockholders.

Therefore, effective June 1, 2003, the compensation committee reinstated the previous bonus plan for our president absent payment for 1% of the total assets.

During the year ended December 31, 2004, the compensation committee chose to make no changes to the compensation structure of our president.

Russell L. Casement
Aaron A. Grunfeld

Compensation of Executive Officers

Henry Fong, our president and the only officer of Equitex whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2004, received an annual salary of $210,000 in each of the years ended December 31, 2004 and 2003. Beginning July 1, 2001 and for the year ended December 31, 2002, the only compensation Mr. Fong received from Equitex was his annual salary. Of the compensation expense to Mr. Fong during 2001, $76,255 was expensed during the period from August 6, 2001 to December 31, 2001 following our merger with Key Financial Systems and Nova Financial Systems with the balance paid by Equitex 2000.

In January 1998, the compensation committee of our board of directors retained an independent consultant to review the President’s compensation. As a result of that review, a new compensation arrangement was instituted based on recommendations made by the independent consultant. In addition to Mr. Fong’s annual salary, beginning January 1, 1998 and ended June 30, 2001, Mr. Fong received an annual bonus equaling 1% of our total assets combined with 5% of the increase in the market value of our common stock, excluding shares owned by him, calculated quarterly from January 1 to December 31 of any fiscal year. If there was a negative computation in any given quarter, no bonus was accrued and that negative amount was carried forward to offset the subsequent quarter's bonus during the fiscal year. Negative amounts were not accumulated nor carried into subsequent fiscal years. Following our acquisition of Nova Financial Systems and Key Financial Systems in August 2001, Mr. Fong, in consultation with the compensation committee, agreed to end the bonus plan beginning July 1, 2001 through December 31, 2002. All accrued bonuses due under the plan became the responsibility of Equitex 2000 following the spin-off in August 2001. In June 2003, the compensation committee reviewed Mr. Fong’s compensation arrangement and reinstituted the bonus plan effective June 1, 2003, for a bonus to be calculated quarterly based on 5% of the increase in the market value of our common stock as described above.

In addition to his cash compensation, Mr. Fong also received grants of 75,000 stock options in the year ended December 31, 2004 and 54,667 stock options in the year ended December 31, 2003 under our 2003 Stock Option.

We have no retirement or pension plan for our president, Mr. Fong.

Compensation of Directors

Each independent member of our board of directors receives $10,000 per year payable monthly and $500 for each board of director’s meeting attended either in person or by telephone. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at board and committee meetings. In addition to cash compensation, our directors participate in various stock option plans for officers, directors, employees and consultants to the company including the 1993 Stock Option Plan for Non-Employee Directors, the 1999 Stock Option Plan, and the 2003 Stock Option Plan.

Summary Compensation Table

The following table sets forth information regarding compensation paid to the named executive officers of Equitex during the years ended December 31, 2004, 2003 and 2002:

Long-Term
Compensation
		Annual Compensation			Awards
Name &				Other Annual		All Other
Principal		Salary	Bonus	Compensation	Options	Compensation
Position	Year	($)	($)	($)	& SARs(#)	($)

Henry Fong President, Treasurer	2004 2003 2002	210,000 210,000 183,013	-0- 1,489,566 -0-	-0- -0- -0-	75,000 54,667 -0-	-0- -0- -0-

Option/SAR Grants in 2004

					Grant Date
		Individual Grants			Value

Name	Number of Securities Underlying Options/ SARs Granted (#)	Percent of total options/ SARs granted to employees in Fiscal Year	Exercise of Base Price ($/Sh)	Expiration Date	Grant Date Present Value ($)
Henry Fong	75,000	22.5%	$5.10	7/14/2009	382,500 (1)

(1) The value of the stock options is based upon the closing stock price of the Company’s common stock ($1.03) on the date of grant.

Aggregated Option/SAR Exercises in 2004 and FY-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at FY-End (#) Exercisable/ Unexercisable
Henry Fong	-0-	-0-	209,001/-0-	$-0-/-0-

Performance Graph

On January 25, 2005, we effected a one-for-six share reverse split of our common stock. As a result, the performance return data for Equitex presented below has been restated to reflect the reverse split.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

There is no compensation plan or arrangement with respect to any executive officer which plan or arrangement results or will result from the resignation, retirement or any other termination of such individual’s employment with Equitex. There is no plan or arrangement with respect to any such persons, which will result from a change in control of Equitex or a change in the individual’s responsibilities following a change in control.

Compliance with Section 16(a) of the Securities and Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than 10% of our voting securities to file reports of their ownership and changes in such ownership with the SEC. The SEC’s regulations also require that such persons provide Equitex with copies of all Section 16 reports they file. Based solely upon our review of such reports received by us, or written representations from certain persons that they were not required to file any reports under Section 16, we believe that, during 2004, our officers and directors have complied with all Section 16 filing requirements.

Certain Relationships and Related Transactions

We currently lease approximately 1,800 square feet of office space in Greenwood Executive Park, 6400 South Quebec, Englewood, Colorado from an entity in respect of which our president is the sole owner, on terms comparable to the existing market for similar facilities.

During 2004, our president, and a company of which he is the sole officer and director, loaned us a total of $67,200, which remained unpaid at December 31, 2004. An additional $111,000 has been loaned during 2005. The total of $178,200 was repaid during 2005. These loans were due on demand with an interest rate of 8%.

In September 2005, a company affiliated with our director, Michael Casazza, directly loaned us $94,000 and assumed an additional $360,000 in loans payable by us in return for a note payable to the affiliated company for $360,000. These loans bear an interest rate of 10% per annum, are due in December 2005, and remain unpaid as of the date of this proxy statement.

Proposal 2

Approval of the Adoption of Equitex’s 2005 Stock Option Plan

In October 2005, the board of directors approved and adopted the Company’s 2005 Stock Option Plan (the “2005 Plan”) in the form attached hereto as Exhibit 1. There are 1,400,000 shares of the Company’s common stock reserved for issuance under the 2005 Plan. As of the date of this proxy statement, no stock options have been granted under the 2005 Plan. Stockholder approval of the 2005 Plan is required in order for the Company to issue incentive stock options which receive special tax treatment under the Internal Revenue Code of 1986 (the “Code”). If this proposal is approved by the stockholders, Company officers, directors, employees and consultants will be eligible to receive options pursuant to the 2005 Plan. The brief summary of the 2005 Plan that follows is qualified in its entirety by reference to the complete text contained in Exhibit 3.

General

The 2005 Plan provides for the grant of both incentive and non-statutory stock options. Incentive stock options granted under the 2005 Plan are intended to qualify as “incentive stock options” within the meaning of Code Section 422. Non-statutory stock options granted under the 2005 Plan will not qualify as incentive stock options under the Code. See “Federal Income-Tax Consequences” below for a discussion of the tax treatment of options. In addition, the 2005 Plan permits the issuance of other types of stock-based incentives, such as restricted stock awards, performance shares and stock-appreciation rights. The 2005 Plan also permits the issuance of common stock to eligible participants in connection with the performance of services and in satisfaction of liabilities owed such participants, such as salaries, bonus, notes payable, fees or other similar payables due from the Company (or any parent or subsidiary, including indirect subsidiaries).

The board of directors adopted the 2005 Plan to provide a means by which Company employees, directors, officers and consultants may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

Administration

The board of directors administers the 2005 Plan. Subject to the provisions of the 2005 Plan, the board of directors has the power to construe and interpret the 2005 Plan and to determine the persons to whom and the dates on which options will be granted, the number of shares of common stock to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option.

The board of directors has the power to delegate administration of the 2005 Plan to a committee of the board of directors. At the discretion of the board of directors, any committee may consist solely of two or more “outside directors” in accordance with Code Section 162(m) and/or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities and Exchange Act of 1934 (the “Exchange Act”). The regulations under Code Section 162(m) require that directors serving as members of any administering committee must be “outside directors.” This limitation would exclude from any such committee directors who are (i) current employees of the Company or a Company affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise not considered an “outside director” for purposes of Code Section 162(m). The definition of an “outside director” under Code Section 162(m) is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act.

Eligibility

Incentive stock options may be granted under the 2005 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive non-statutory stock options under the 2005 Plan. No incentive stock option may be granted under the 2005 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price of such stock option is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year (under the 2005 Plan) may not exceed $100,000. No employee may be granted options under the 2005 Plan exercisable for more than 1,000,000 shares of common stock during any calendar year.

Terms of Options

The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of non-statutory options may not be less than 100% of the fair market value of the stock on the date of grant.

The exercise price of options granted under the 2005 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the board of directors at the time of the grant of the option, (i) by delivery of other shares of Company common stock, or (ii) in any other form of legal consideration acceptable to the board of directors. In the event of a decline in the value of the Company’s common stock, the board of directors has the authority, without prior stockholder approval, to replace outstanding higher-priced options with new lower-priced options.

Options granted under the 2005 Plan may become exercisable in cumulative increments as determined by the board of directors. Shares covered by options granted under the 2005 Plan may be subject to different vesting terms. The board of directors has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2005 Plan may permit exercise prior to vesting, but in such event the optionholder may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the optionholder’s employment by, or service as a director or consultant to, the Company or an affiliate terminate before vesting. To the extent provided by the terms of an option, an optionholder may satisfy any federal, state or local tax-withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionholder, by delivering then-owned Company common stock or by a combination of these means.

The maximum term of options under the 2005 Plan is ten years, except that in certain cases the maximum term is five years. Subject to the discretion of the board of directors, options under the 2005 Plan generally terminate pursuant to provisions contained in each optionholder’s agreement with the Company. Nevertheless, no option may remain exercisable or continue to vest beyond its expiration date, and any incentive stock option that remains unexercised more than one year following termination by reason of death or disability, or more than three months following termination for other reasons, will be deemed a non-statutory stock option.

The option term generally is not extended in the event that exercise of the option within its term is prohibited. An optionholder’s option agreement may provide that if the exercise of the option following the termination of the optionholder’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the optionholder’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer

With certain limited exceptions, the optionholder may transfer a stock option upon death by will or by the laws of descent and distribution, and may transfer a stock option during the optionholder’s lifetime only to the optionholder’s spouse, children, grandchildren or parents (“family members”), to trusts benefiting the family members, to partnerships or limited liability companies of which family members are the only equity owners, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During the lifetime of the optionholder, only the optionholder, his or her legal guardian, or a permitted transferee may exercise an incentive stock option.

Adjustment Provisions

Transactions not involving receipt of consideration by the Company, such as a recapitalization, reorganization, stock dividend or stock split may change the class and number of shares of common stock subject to the 2005 Plan and outstanding options. In that event, the 2005 Plan will be appropriately adjusted as to the class and the maximum number of shares of common stock subject to the 2005 Plan and limitations imposed by Code Section 162(m), and outstanding options will be adjusted as to the class, number of shares and price per share of common stock subject to such options.

Effect of Certain Corporate Events

The 2005 Plan provides that, in the event of a sale of substantially all of the assets of the Company or certain types of mergers (a “Corporate Transaction”), unless an optionholder’s option agreement specifically provides otherwise, the board of directors is authorized to take any of the following actions in its sole discretion: (a) terminate the 2005 Plan and all options (and other incentives) granted pursuant thereto and grant to vested optionholders in lieu thereof the right to receive securities, assets or cash as if the options had been exercised immediately prior to the Corporate Transaction; (b) grant to vested optionholders the right to receive securities, assets or cash whose fair market value equals the excess, if any, of the fair market value of the common stock issuable upon exercise of the option over the option exercise price; (c) provide or require, as part of the Corporate Transaction, that the 2005 Plan or a replacement thereof shall continue with respect to options (and other incentives) not terminated by the board of directors in its sole discretion, and that substantially equivalent replacement options (or other incentives) be granted in lieu thereof; and/or (d) provide that all unvested or restricted options and incentives be terminated, or provide for the acceleration of any vesting or lapse of any restrictions.

Duration, Amendment and Termination

Unless sooner terminated, the 2005 Plan will terminate on the tenth anniversary of the date of stockholder approval of the plan. The board of directors may suspend or terminate the 2005 Plan without stockholder approval or ratification at any time or from time to time, and may also amend the 2005 Plan at any time or from time to time. Nevertheless, no material amendment will be effective unless approved by the stockholders within 12 months before or after its adoption by the board of directors if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the 2005 Plan to satisfy Code Section 422, if applicable, or Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for issuance upon exercise of options; or (iii) change any other provision of the 2005 Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Code Section 422 or any listing requirements of an applicable securities market or exchange. The board of directors may submit any other amendment to the 2005 Plan for stockholder approval, including but not limited to amendments intended to satisfy the requirements of Code Section 162(m) regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income-Tax Consequences

Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital-gains rate for federal income-tax purposes is currently 15% while the maximum ordinary-income rate and short-term capital-gains rate is effectively 35%. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Incentive stock options under the 2005 Plan are intended to be eligible for the favorable federal income-tax treatment given to “incentive stock options” under the Code. There generally are no federal income-tax consequences to the optionholder or the Company by reason of the grant or exercise of an incentive stock option. Nevertheless, the exercise of an incentive stock option may increase the optionholder’s alternative minimum tax liability, if any.

If an optionholder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss. Generally, if the optionholder disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the optionholder’s actual gain, if any, on the purchase and sale. The optionholder’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Code Section 162(m) and the satisfaction of a tax-reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

In the case of non-statutory stock options granted under the 2005 Plan, there are no tax consequences to the optionholder or the Company by reason of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the date of exercise over the option exercise price. Nevertheless, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Code Section 162(m) and the satisfaction of a tax-reporting obligation, the Company will generally be entitled to a business-expense deduction equal to the taxable ordinary income realized by the optionholder.

Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, however, including qualified “performance-based compensation,” are disregarded for purposes of this deduction limitation. In accordance with regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

Voting Required

The affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting is required for approval of the 2005 Plan, provided that there is a quorum at the beginning of the meeting. A stockholder who abstains with respect to this proposal is considered to be present and entitled to vote on the proposal at the meeting, and is in effect casting a negative vote. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2005 PLAN.

Proposal 3

Ratification of the Appointment of
Independent Registered Public Accounting Firm

The board of directors and executive management of the Company are committed to the quality, integrity and transparency of the Company’s financial reports. The audit committee of the Company’s board of directors has appointed GHP Horwath, P.C., formerly known as Gelfond Hochstadt Pangburn, P.C., as the Company’s independent registered public accounting firm for fiscal year 2005. A representative of GHP Horwath, P.C. is not expected to attend the Annual Meeting.

If the stockholders do not ratify the appointment of GHP Horwath, P.C., the audit committee may reconsider its selection, but is not required to do so. Notwithstanding any ratification of the appointment of GHP Horwath, P.C. by the stockholders, the audit committee may in its discretion direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if it determines that such a change would be in the best interests of the Company and its stockholders.

The audit committee of the board of directors has reviewed the services provided by GHP Horwath, P.C. during fiscal year 2004 and the fees billed therefor, and after consideration has determined that the receipt of these fees by GHP Horwath, P.C. is compatible with the provision of independent audit services. The audit committee discussed these services and fees with GHP Horwath, P.C. and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the American Institute of Certified Public Accountants and by the SEC to implement the Sarbanes-Oxley Act of 2002.

Preapproval Policy

The policy of the audit committee is to review and preapprove both audit and non-audit services to be provided by the independent registered public accounting firm (other than with certain de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the audit committee with any such approval reported to the committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended. All of the fees paid to GHP Horwath, P.C. during fiscal year 2004 were preapproved by the audit committee.

Audit and Non-Audit Services

The following table summarizes the aggregate fees billed by GHP Horwath, P.C. to the Company for the years ended December 31, 2004 and 2003:

Year Ended December 31
	2004	2003
Audit Fees (1)	$ 221,000	$ 209,000
Audit-Related Fees (2)	$ 0	$ 23,000
Tax Fees (3)	$ 25,000	$ 17,000
All Other Fees (4)	$ 5,000	$ 0
Total	$ 241,000	$ 241,000

(1)
Fees for audit services billed in fiscal years 2004 and 2003 consisted of (i) audit of the Company’s annual financial statements; (ii) reviews of the Company’s quarterly financial statements; (iii) comfort letters, statutory audits, consents and other services related to SEC matters; and (iv) consultations on financial accounting and reporting matters arising during the course of the audit and reviews.

(2)	Fees for audit-related services billed in fiscal year 2003 consisted of services rendered in connection with due diligence and consultation on acquisitions or other business transactions.

(3)
Fees for tax services billed in fiscal years 2004 and 2003 consisted of tax compliance and tax planning and advice. Tax compliance services totaled $17,000 and $21,000 in fiscal years 2003 and 2002, respectively, and consisted of (i) tax return assistance; (ii) assistance with tax return filings in certain foreign jurisdictions; and (iii) assistance with tax audits and appeals. No amounts were billed for tax planning and advice services during 2004 and 2003.

(4)	Incurred for time and out-of-pocket costs related to responding to a plaintiff’s subpoena related to Company litigation.

Votes Required

The affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting is required for the ratification of the Company’s appointment of GHP Horwath, P.C. as the Company’s independent registered public accounting firm, provided that there is a quorum at the beginning of the meeting. A stockholder who abstains with respect to this proposal is considered to be present and entitled to vote on the proposal at the meeting, and is in effect casting a negative vote. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR the proposed ratification.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GHP HORWATH, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Financial Information

A copy of our Annual Report on Form 10-K for the year ended December 31, 2004, including audited consolidated financial statements is being sent to stockholders concurrently herewith. Nevertheless, such Annual Report is not incorporated in this proxy statement and is not deemed to be a part of the proxy materials.

Available Information

Equitex is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed with the SEC can be inspected and copied at the SEC’s public reference facilities maintained at 100 F Street N.E., Washington, DC 20549 or at the SEC’s Regional Offices located at 75 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such material can also be obtained from the SEC at prescribed rates. Written requests for such material should be addressed to the Public Reference Section, SEC, 100 F Street N.E., Washington, DC 20549. The SEC maintains a website that contains reports, proxy statements and other information that we file electronically with the SEC, which can be accessed over the internet at http://www.sec.gov.

Stockholder Proposals

General

Any stockholder desiring to submit a proposal for action by the stockholders at the next annual meeting, tentatively scheduled for June 30, 2006, must submit such proposal in writing to the Company, in care of the secretary, at 7315 East Peakview Avenue, Englewood, Colorado 80111, on or prior to March 31, 2006 (i.e., 90 days prior to the anticipated 2006 annual meeting date); provided, however, that if the 2006 annual meeting is actually held later than June 30, 2006, stockholders will have more time to submit proposals. Due to the complexity of the respective rights of stockholders and the Company in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. The Company recommends that any such proposal be submitted by certified mail, return-receipt requested.

Discretionary Proxy Voting Authority / Untimely Stockholder Proposals

Rule 14a-4(c) promulgated under the Securities and Exchange Act of 1934, as amended, governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. The rule provides that if a proponent of a proposal fails to notify the Company of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter required in the proxy statement. With respect to the Company’s 2006 annual meeting of stockholders, if the Company is not provided notice of a stockholder proposal which the stockholder has not previously sought to include in the Company’s proxy statement within a reasonable time prior to the anticipated 2006 annual meeting date (currently expected to be June 30, 2006), management proxies will be allowed to use their discretionary authority as indicated above.

EQUITEX, INC.

By Order of the Board of Directors:

/s/ Thomas B. Olson

Thomas B. Olson
Secretary

Date: November 29, 2005

EXHIBIT 1
EQUITEX, INC.

2005 STOCK OPTION PLAN

1. Purpose. The purpose of the 2005 Stock Option Plan (the “Plan”) of Equitex, Inc., a Delaware corporation (the “Company”), is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (variously referred to hereinafter as the “Incentives”) designed to attract, retain and motivate employees, directors and consultants. Incentives may consist of opportunities to purchase or receive shares of the Company’s common stock (the “Common Stock”), monetary payments, or both, on terms and conditions determined under this Plan.
2. Administration.

2.1 The Plan shall be administered by a committee of the Company’s board of directors (the “Committee”). The Committee shall consist of not less than two directors of the Company who shall be appointed from time to time by the Company’s board of directors. Each member of the Committee shall qualify both as a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), and as an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee shall have complete discretion and authority to determine all provisions of all Incentives awarded under the Plan (consistent with the terms of the Plan), interpret the Plan, and make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive for the Company and its participants. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentives granted under the Plan. The Committee will also have the authority under the Plan to amend or modify the terms of any outstanding Incentives in any manner; provided, however, that any such amended or modified terms are permitted by the Plan as then in effect, and any recipient of an Incentive adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive, however, whether pursuant to this Section 2 or any other provisions of the Plan, will be deemed to be a re-grant of such Incentive for purposes of this Plan. If at any time there is no Committee, then for purposes of the Plan the term “Committee” shall mean the Company’s board of directors.

2.2 In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture, including a spinoff, or any other similar change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected recipient of an Incentive, amend or modify the vesting criteria of any outstanding Incentive based, in whole or in part, on the financial performance of the Company (or any subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

3. Eligible Participants. Employees of the Company or its subsidiaries, (including officers and employees of the Company or its subsidiaries), directors and consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries, including members of any advisory board, shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by Company officers or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such performance objectives may be delegated.
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4. Types of Incentives. Incentives under the Plan may be granted in any combination of the following forms: (a) incentive stock options and non-statutory stock options under Section 6; (b) stock-appreciation rights (“SARs”) under Section 7; (c) stock awards under Section 8; (d) restricted stock under Section 8; (e) performance shares under Section 9; and (f) the issuances of common stock under the “Stock Issuance Program” described in Section 10 under which eligible persons may, at the discretion of the Committee, be issued shares of Common Stock directly, upon conversion of accrued salaries, bonus, notes payable, fees or other similar payables due from the Company (or any parent or subsidiary, including indirect subsidiaries).

5. Shares Subject to the Plan.

5.1 Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 1,400,000 shares of Common Stock. Shares of Common Stock issued under the Plan or that are currently subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2 To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or upon the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued hereunder as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. The Committee may designate whether an option is to be considered an incentive stock option or a non-statutory stock option. To the extent that any incentive stock option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such incentive stock option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a non-statutory stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1 Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 11.6.

6.2 Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option. No individual may receive options to purchase more than 1,000,000 shares in any year.

6.3 Term and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten (10) years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may in its discretion accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

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6.4 Manner of Exercise. Subject to the conditions contained in this Plan and in the agreement with the recipient evidencing such option, a stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The exercise price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock already owned by the participant in payment of all or any part of the exercise price, which shares shall be valued for this purpose at the Fair Market Value (as defined in Section 11.13 below) on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding-tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Any shares of Common Stock delivered by a participant pursuant to clause (b) above must have been held by the participant for a period of not less than six (6) months prior to the exercise of the option, unless otherwise determined by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder with respect to shares of Common Stock issuable under such stock option. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions declared as of a record date preceding the date on which a participant becomes the holder of record of shares of Common Stock acquired upon exercise of a stock option, except as the Committee may determine in its sole discretion.

6.5 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

(a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the Plan and any other incentive stock-option plans of the Company or any subsidiary or parent corporation of the Company) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted.

(b) Any certificate for an incentive stock option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as incentive stock options.

(c) All incentive stock options must be granted within ten (10) years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the Company’s shareholders.

(d) Unless sooner exercised, all incentive stock options shall expire no later than ten (10) years after the date of grant. No incentive stock option may be exercisable after ten (10) years from its date of grant (or five (5) years from its date of grant if, at the time of grant, the participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

(e) The exercise price for a share of Common Stock under an incentive stock options shall be not less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant; provided, however, that the exercise price shall be one hundred ten percent (110%) of the Fair Market Value if, at the time the incentive stock option is granted, the participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company.

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7. Stock-Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1 Number; Exercise Price. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option. The exercise price of an SAR will be determined by the Committee, in its discretion, at the date of grant but may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant.

7.2 Duration. Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten (10) years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

7.3 Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within ninety (90) days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash, or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

7.4 Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to Company officers and directors, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (i.e., the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the exercise price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone and without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

(b) the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

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8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services rendered to the Company. The participant receiving a stock award will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a participant as a stock award under this Section 8 upon the participant becoming the holder of record of such shares. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant, which restrictions and conditions may be determined by the Committee as long as such restrictions and conditions are not inconsistent with the terms of the Plan. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1 Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

8.2 Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold or granted to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3 Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including without limitation any or all of the following:

(a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions; or

(c) such other conditions or restrictions as the Committee may deem advisable.

In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company unless otherwise determined by the Committee. Each such certificate shall bear a legend in substantially the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED BY IT ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING CONDITIONS OF FORFEITURE) CONTAINED IN THE 2005 STOCK OPTION PLAN OF EQUITEX, INC. (THE “COMPANY”), AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY. A COPY OF THE 2005 STOCK OPTION PLAN AND THE AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST.

8.4 End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

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8.5 Shareholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently. Unless the Committee determines otherwise in its sole discretion, any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the restrictions set forth above will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the participant consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of a performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

9.1 Performance Objectives. Each performance share will be subject to performance objectives respecting the Company or one of its operating units to be achieved by the participant before the end of a specified period. The Committee shall determine the terms and conditions of each grant and the number of performance shares granted. If the performance objectives are achieved, the participant will be paid in shares of Common Stock or cash as determined by the Committee. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

9.2 Not Shareholder. The grant of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award.

9.3 No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

9.4 Expiration of Performance Share. If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

10. Stock Issuance Program. Shares of Common Stock may be issued under the program outlined in this Section 10 (the “Stock Issuance Program”) through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement that complies with the terms specified below. Shares of Common Stock may be issued under the Stock Issuance Program to persons eligible under the Plan, at the discretion of the Committee, directly upon conversion of accrued salaries, bonus, notes payable, fees or other similar receivables from the Company (or any parent or subsidiary, including any indirect subsidiary).

10.1 Purchase Price.

(a) The purchase price per share shall be fixed by the Committee, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of common stock on the issuance date.

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(b) Subject to the imprinting of restrictive legends reasonably required under applicable federal and state securities laws, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration that the Committee may deem appropriate in each individual instance: (i) upon conversion of any payable including accrued salaries, bonus, notes payable, fees or other similar payables for past services rendered to the Company (or any parent or subsidiary, including any indirect subsidiary), or (ii) any other valid consideration for the issuance of shares of Common Stock under applicable law as provided for under the Plan.

    10.2 Vesting Provisions.

(a) Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Committee, be fully and immediately vested upon issuance or may vest in one or more installments over the eligible participant’s period of service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely: (i) the service period to be completed by the participant or the performance objectives to be attained; (ii) the number of installments in which the shares are to vest; (iii) the interval or intervals (if any) which are to lapse between installments; and (iv) the effect which death, disability or other event designated by the Committee is to have upon the vesting schedule, shall be determined by the Committee and incorporated into the Stock Issuance Agreement.

(b) Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the participant may have the right to receive with respect to the participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Committee shall deem appropriate.

(c) The participant shall have full shareholder rights with respect to any shares of Common Stock issued to the participant under the Stock Issuance Program, whether or not the participant’s interest in those shares is vested. Accordingly, the participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

(d) Should the participant cease to remain in service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the participant for consideration paid in cash or cash equivalent (including the participant’s purchase-money indebtedness), the Company shall repay to the participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the participant attributable to the surrendered shares.

(e) The Committee may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the participant’s service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the participant’s interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the participant’s cessation of service or the attainment or non-attainment of the applicable performance objectives.

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11. General.

11.1 Effective Date. The Plan will become effective upon approval by the Company’s board of directors; and the ability of the Company to make grants of incentive stock options hereunder will become effective upon approval of the Company’s shareholders within one year of the date of this Plan’s adoption by the Board.

11.2 Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or have been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the shareholders of the Company.

11.3 Non-Transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive), or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

11.4 Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company, or the participant’s other service with the Company is terminated, for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee in its sole discretion in the agreement evidencing an Incentive. Notwithstanding the other provisions of this Section 11.4, upon a participant’s termination of employment or other service with the Company and all subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause options and SARs (or any part thereof) then held by such participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and restricted stock awards, performance shares and stock awards then held by such participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Incentive may remain exercisable or continue to vest beyond its expiration date. Any incentive stock option that remains unexercised more than one (1) year following termination of employment by reason of death or disability or more than three (3) months following termination for any reason other than death or disability will thereafter be deemed to be a non-statutory stock option.

11.5 Additional Conditions. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Company. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Incentives granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.
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11.6 Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

11.7 Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

11.8 Withholding.

(a) The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages of the participant (or from other amounts that may be due and owing to the participant from the Company or a subsidiary of the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Incentive, or (ii) require the participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the “Tax Date”).

(b) The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

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(c) If a participant is a Company officer or director within the meaning of Section 16 of the Exchange Act, then an Election is subject to the following additional restrictions: (a) no Election shall be effective for a Tax Date which occurs within six (6) months of the grant or exercise of the award, except that this limitation shall not apply in the event death or disability of the participant occurs prior to the expiration of the six-month period; and (b) the Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company’s quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

11.9 No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

11.10 Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

11.11 Amendment of the Plan. The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive without the consent of the affected participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Section 11.6 of the Plan.
11.12 Merger, Sale, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(a) providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) performance shares and/or SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately prior to such transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee;

(b) providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction;
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(c) providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction; or

(d) providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board may restrict the rights of participants or the applicability of this Section 11.12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

11.13 Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Company’s board of directors determines in good faith in the exercise of its reasonable discretion to be one hundred percent (100%) of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market System, Nasdaq SmallCap Stock Market (“Nasdaq”), or the Over-The-Counter Bulletin Board (“OTCBB”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq, or the average of the bid and ask price on the OTCBB, on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

11.14 Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a participant materially breaches the terms of any confidentiality, assignment-of-inventions, or noncompete agreement entered into with the Company or any parent or subsidiary of the Company, whether such breach occurs before or after termination of such participant’s employment or other service with the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the participant under the Plan and any agreements evidencing an Incentive then held by the participant without notice of any kind.

11.15 Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts-of-law principles of Delaware or any other jurisdiction.

11.16 Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the participants in the Plan.

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PROXY

EQUITEX, INC.
7315 East Peakview Avenue
Greenwood Executive Park, Building 8
Englewood, Colorado 80111

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 26, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Equitex, Inc. hereby appoints Henry Fong and Thomas B. Olson, or either of them, as attorneys and proxies, with full power of substitution in the premises, to attend and vote all of the shares of the common stock of Equitex standing in the name of the undersigned at the 2005 Annual Meeting of Stockholders on December 26, 2005, at 9:00 a.m. Eastern Standard Time, and at any postponements or adjournments thereof that may take place:

1.
To elect the following five directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified: Henry Fong, Russell L. Casement, Aaron A. Grunfeld, Michael S. Casazza and Joseph W. Hovorka.

For all nominees: _____   Withhold authority to vote for all nominee(s): _____

Withhold authority to vote for the following nominee(s):

2.	To approve the adoption of Equitex’s 2005 Stock Option Plan.

For ______ Against ______  Abstain ______

3.	To ratify the appointment of GHP Horwath, P.C. as the independent registered public accounting firm of the Company for the year ending December 31, 2005.

For ______ Against ______  Abstain ______

4.	To transact such other business as may properly come before the meeting.

The shares represented by this proxy card will be voted as specified by you. This proxy will be voted in accordance with the discretion of the proxies on any other business.

Please mark, date and sign your name exactly as it appears on the label, and return it in the enclosed envelope as promptly as possible. It is important to return this proxy properly signed to exercise your right to vote if you choose not to attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:___________________________	Signature(s):_______________________________________ ________________________________________________
Address, if different from that on label:	________________________________________________
Street Address
________________________________________________
City, State and Zip Code
________________________________________________
Number of shares
Please check if you intend to be present at the meeting: ______